UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Materials Pursuant to §240.14a-12

Virtus Stone Harbor Emerging Markets Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 22, 2023
Notice is hereby given to the shareholders of Virtus Stone Harbor Emerging Markets Income Fund (“EDF” or the “Fund”), a Massachusetts business trust, that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held on May 22, 2023 at 4:30 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and will be conducted exclusively by webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MAV29SY on May 22, 2023 at 4:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card. You will not be able to attend the meeting physically. The Annual Meeting is being held for the following purposes:
1.
To elect trustees of the Fund, as follows:

a.
Elect F. Ford Drummond as a Class III trustee (“Proposal 1a”);

b.
Elect Sidney E. Harris as a Class III trustee (“Proposal 1b”);

c.
Elect Philip R. McLoughlin as a Class III trustee (“Proposal 1c”);

d.
Elect Geraldine M. McNamara as a Class III trustee (“Proposal 1d”)

2.
To consider and vote upon the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Virtus Stone Harbor Emerging Markets Total Income Fund (“EDI”) with and into the Fund (the “Reorganization”);

3.
To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTING EACH TRUSTEE NOMINEE AND “FOR” THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE FUND.
The Board has fixed the close of business on March 31, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.

By order of the Board,
Jennifer S. Fromm
Secretary
Virtus Stone Harbor Emerging Markets Income Fund
April 11, 2023

IMPORTANT:

Shareholders are cordially invited to attend the Annual Meeting (virtually). In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting (virtually). Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually).

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All other accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registrations	Valid Signature
Corporate Accounts	(1) ABC Corp	(1) ABC Corp
	(2) ABC Corp	(2) John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	(3) John Doe
	(4) ABC Corp. Profit Sharing Plan	(4) John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership	(1) Jane B. Smith, Partner
	(2) Smith and Jones, limited partnership	(2) Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust	(1) John Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	(2) Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	(1) John B. Smith
	(2) Estate of John B. Smith	(2) John B. Smith, Jr., Executor

Instruction/Q&A Section
Q:
Why is the Annual Meeting being held?

A:
At the Annual Meeting, you are being asked to re-elect four members to the Board. You are also being asked to vote on the issuance of additional common shares of beneficial interest of the Fund (the “Issuance”) in connection with the reorganization of Virtus Stone Harbor Emerging Markets Total Income Fund (“EDI”) with and into the Fund (the “Reorganization”). The purpose of this proposal is to enable the Fund to have a sufficient number of common shares to issue to EDI to effect the Reorganization.

Q:
How can I attend the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MAV29SY. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the meeting room virtually prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined in this proxy statement.
Q:
How do I register to attend the Annual Meeting virtually on the Internet?

A:
If you are a registered shareholder, you do not need to register to attend the Annual Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare at the email address below. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 17, 2023.
You will receive a confirmation of your registration by email after we receive your legal proxy.
Requests for registration should be directed to us by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.
Q:
What if I have trouble accessing the Annual Meeting virtually?

A:
The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting room virtually prior to the start time. A link on the virtual meeting room page will provide further assistance should you need it or you may call 1-888-724-2416 or 1-781-575-2748.

Q:
Why is the vote of shareholders of the Fund being solicited in connection with the Reorganization?

A:
Although the Fund will continue its legal existence and operations after the Reorganization and approval of the Reorganization itself is not required, the rules of the New York Stock Exchange, Inc. (“NYSE”) (on which the Fund’s common shares are listed) require the Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganization.

Q:
How will the Reorganization be effected?

A:
If the Reorganization is consummated, EDI will be merged with and into the Fund. The Fund will acquire EDI’s assets and assume its liabilities, and shareholders of EDI will become shareholders of the Fund. In the Reorganization, shareholders of EDI will receive newly issued common shares of beneficial interest of the Fund, par value $0.00001 per share. EDI will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The aggregate NAV (not the market value) of the Fund’s common shares received by EDI investors in the Reorganization will equal the aggregate NAV (not the market value) of EDI common shares held by EDI investors immediately prior to the Reorganization (although shareholders will receive cash for fractional shares). The Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company with no change to its investment objectives or policies.
Q:
Will my rights as a shareholder change as a result of the Reorganization?

A:
No. Your rights as a shareholder will not change as a result of the Reorganization.

Q:
Who will manage the Combined Fund’s portfolio?

A:
The Fund after the Reorganization (the “Combined Fund”) will continue to be managed by Virtus Alternative Investment Advisers, Inc., current adviser to both the Fund and EDI, and Stone Harbor Investment Partners, an operating division of Virtus Fixed Income Advisers, LLC, current subadviser to both the Fund and EDI. The current portfolio management team for the Fund, which is also the current portfolio management team for EDI, will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:
Will there be any significant portfolio transitioning in connection with the Reorganization?

A:
It is anticipated that there will be no portfolio transitioning in connection with the Reorganization. Accordingly, there are expected to be no transaction costs (including brokerage commissions, transaction charges and related fees) associated with the Reorganization. However, to the extent there are any transaction costs, these will be borne by EDI with respect to any portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization.

Q:
How will the fees and expenses of the Combined Fund compare to those of the Fund?

A:
The contractual advisory fee of the Fund is 1.00% of the Fund’s Managed Assets, as defined below, provided that the advisory fee does not exceed 1.50% of the Fund’s net assets, and the Combined Fund would have the same contractual advisory fee. Managed Assets are the average daily value of the fund’s total assets, including any assets attributable to any leverage used, minus the fund’s accrued liabilities, other than the fund liabilities incurred for any leverage.

The management fees for the Fund and pro forma for the Combined Fund will vary based on the extent to which the Fund or the Combined Fund borrows for investment purposes. As a result, the advisory fee, as a percentage of net assets, can differ due to the amount of borrowings.

The management fees for the Fund and pro forma for the Combined Fund, based on the average daily net assets of the Fund and EDI, assuming the Reorganization was consummated on November 30, 2022, are 1.45% and 1.45%, respectively.
Following the consummation of the Reorganization, the pro forma total annual operating expense ratio of the Combined Fund is expected to be lower than the total annual operating expense ratio after fee waiver/expense reimbursement of the Fund. VAIA has contractually agreed to limit the Fund’s annual operating expenses other than the management fees, subject to certain exclusions, so that such expenses do not exceed, on an annualized basis, 0.58% of average daily net assets through April 10, 2024. The total annual operating expenses after any fee waiver/expense reimbursement pro forma for the Combined Fund are 1.83%. Pro forma combined fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.
Please see the “Fees and Expenses Table” section for additional information.
Q:
Is the Reorganization expected to be taxable to shareholders of the Fund?

A:
No. The Reorganization is not expected to be a taxable event for shareholders of the Fund. The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes.

Q:
If the issuance of additional common shares by the Fund is approved, when would the Reorganization take place?

A:
If the required Issuance approval is obtained from the Fund’s shareholders at the Annual Meeting on May 22, 2023, the Reorganization would take place after the close of business on or about August 4, 2023.

Q:
What happens if the issuance of additional common shares by the Fund is not approved by shareholders?

A:
The completion of the Reorganization requires the approval by shareholders of the Issuance. If the Issuance is not approved by shareholders, the Boards of the Fund and EDI will consider such alternatives as each Board determines to be in the best interests of shareholders, including further solicitation of shareholders or reproposing the Reorganization, maintaining the status quo, modifications, or liquidating EDI. The Issuance is not contingent on the election of the Trustees, and the election of Trustees is not contingent on approval of the Issuance.

Q:
Why are shareholders of the Fund being asked to vote for Trustees at the Annual Meeting?

A:
The Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, provides that the Board shall be divided into three classes of Trustees as nearly equal in number as possible. Each class of Trustees serves a three year term. The terms are staggered such that the term of one class expires, and replacements must be elected by shareholders, each year. The Fund is listed on the NYSE, which requires the Fund to hold an annual meeting to elect Trustees.

Q:
How does the Board recommend I vote?

A:
The Board, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (hereafter, the “Independent Trustees”) unanimously recommend that shareholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
MAY 22, 2023

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”, or the “Trustees”) of Virtus Stone Harbor Emerging Markets Income Fund (“EDF” or the “Fund”), a Massachusetts business trust, of proxies to be voted at the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) on May 22, 2023 at 4:30 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and will be conducted exclusively by webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MAV29SY on May 22, 2023 at 4:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card. You will not be able to attend the meeting physically.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about April 17, 2023.
Summary of Proposals to be Voted Upon
Proposal
1a	Elect F. Ford Drummond as a Class III trustee of the Fund
1b	Elect Sidney E. Harris as a Class III trustee of the Fund
1c	Elect Philip R. McLoughlin as a Class III trustee of the Fund
1d	Elect Geraldine M. McNamara as a Class III trustee of the Fund
2	Consider and vote upon the issuance of additional common shares of beneficial interest of the Fund
3	Transact such additional business as properly comes before the Annual Meeting
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s common shares of beneficial interest (“Shares”) will be voted “FOR” Proposals 1a through 2, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person (virtually), or by written notice to the Secretary of the Fund (addressed in care of the Fund, at 101 Munson Street, Greenfield, MA 01301-9668). However, virtual attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MAV29SY on May 22, 2023 at 4:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 17, 2023.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on March 31, 2023 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share (or fractional vote for each fractional Share) registered in his or her name. As of the Record Date, 17,176,885.605 Shares of the Fund were outstanding and entitled to be voted.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 22, 2023:
The Proxy Statement for the Annual Meeting is also available at https://www.proxy-direct.com/vir-33238. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended November 30, 2022, to any

Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the Fund’s Secretary in care of the Fund, at 101 Munson Street, Greenfield, MA 01301-9668.
1. ELECTION OF TRUSTEES

Background
The Board is responsible for the general oversight of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of the Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of one class of Trustees expires.
Effect of the Approval of Proposals 1a Through 1d
If each of Proposals 1a through 1d is approved, the respective Trustee nominee (each a “Trustee Nominee” and together, the “Trustee Nominees”) would be elected as a Trustee effective as of the Annual Meeting. Each would continue to serve on the Board as the Class III Trustee for an additional term of three years, and until his or her successor has been duly elected and qualified.
Election of Trustees (Proposals 1a Through 1d)
At the meeting, holders of Fund Shares are entitled to elect four trustees for a term ending in 2026, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of Fund Shares is necessary to elect those trustees, provided a quorum is present.
ADDITIONAL INFORMATION ABOUT PROPOSALS 1a Through 1d
The holders of the Fund’s Shares will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to Proposals 1a through 1d.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominee described in Proposals 1a through 1d.

Background and additional information concerning the current Trustees and the Nominees is set forth in the tables that follow. The “Interested” Trustee is indicated by an asterisk (*). Independent Trustees are those who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of (i) the Fund, (ii) the Fund’s investment adviser (Virtus Alternative Investment Advisers, Inc., the “Adviser”) or subadviser (Stone Harbor Investment Partners, an operating division of Virtus Fixed Income Advisers, LLC, the “Subadviser”)1, or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Trustees”).

1
Stone Harbor Investment Partners LP served as the investment adviser to the Fund until December 31, 2021. Stone Harbor Investment Partners LP was converted to a limited liability company called Stone Harbor Investment Partners LLC, and became an affiliated manager of Virtus Investment Partners, Inc. (“Virtus”), on January 1, 2022. Stone Harbor Investment Partners LLC served as the investment adviser to the Fund from January 1, 2022, until April 10, 2022. Effective April 11, 2022, following shareholder approval of new investment advisory and subadvisory agreements, Virtus Alternative Investment Advisers, Inc., an indirect, wholly owned subsidiary of Virtus, became the Fund’s investment adviser and Stone Harbor Investment Partners LLC became the subadviser to the Fund. Effective July 1, 2022, Stone Harbor Investment Partners LLC merged with and into Virtus Fixed Income Advisers, LLC. The personnel formerly of Stone Harbor Investment Partners LLC now operate within the Stone Harbor Investment Partners division of Virtus Fixed Income Advisers, LLC, and the subadvisory agreement for the Fund was transferred to Virtus Fixed Income Advisers, LLC, as of July 1, 2022, which did not constitute an “assignment” of the subadvisory agreement as defined in the 1940 Act.

INFORMATION ABOUT THE TRUSTEE NOMINEES AND
CONTINUING TRUSTEES
Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees
Burke, Donald C. YOB: 1960 Portfolios Overseen: 99	Class II Trustee of EDF since 2022, term expires at the 2025 Annual Meeting	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Cogan, Sarah E. YOB: 1956 Portfolios Overseen: 103	Class II Trustee of EDF since 2022, term expires at the 2025 Annual Meeting	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2019), PIMCO Closed-End Funds(4) (26 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
DeCotis, Deborah A. YOB: 1952 Portfolios Overseen: 103	Class I Trustee of EDF since 2022, term expires at the 2024 Annual Meeting	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Trustee (since 2011), PIMCO Closed-End Funds(4) (26 portfolios).
Drummond, F. Ford YOB: 1962 Portfolios Overseen: 103	Class III Trustee of EDF since 2022, nominee for term expiring 2026	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021),Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Portfolios Overseen: 96	Class III Trustee of EDF since 2022, nominee for term expiring 2026	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Portfolios Overseen: 96	Class I Trustee of EDF since 2022, term expires at the 2024 Annual Meeting	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
McDaniel, Connie D. YOB: 1958 Portfolios Overseen: 96	Class II Trustee of EDF since 2022, term expires at the 2025 Annual Meeting	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
McLoughlin, Philip R. YOB: 1946 Portfolios Overseen: 106	Class III Trustee of EDF since 2022, nominee for term expiring 2026	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios), Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).
McNamara, Geraldine M. YOB: 1951 Portfolios Overseen: 106	Class III Trustee of EDF since 2022, nominee for term expiring 2026	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.;

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).
Walton, R. Keith YOB: 1964 Portfolios Overseen: 103	Class I Trustee of EDF since 2022, term expires at the 2024 Annual Meeting	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019),	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
		Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Portfolios Overseen: 103	Class II Trustee of EDF since 2022, term expires at the 2025 Annual Meeting	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee
Aylward, George R.* YOB: 1964 Portfolios Overseen: 109	Class I Trustee of EDF since 2022, term expires at the 2024 Annual Meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc.	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member,

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
		and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser and Subadviser, and various positions with its affiliates.

(1)
The business address of each current Trustee is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadviser, serves as investment adviser.

(3)
Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he or she serves.

(4)
The PIMCO Closed-End Funds, which are not part of the Virtus Fund Complex, are as follows: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund III; PIMCO Corporate & Income Opportunity Fund; PIMCO Corporate & Income Strategy Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Energy and Tactical Credit Opportunities Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global

StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund III; and PIMCO Strategic Income Fund, Inc.
Trustee and Trustee Nominee Qualifications
The Board has determined that each Trustee and Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Trustee and Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.
Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Trustee and Trustee Nominee do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission (“SEC”).
George R. Aylward.   In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, the Fund’s Subadviser, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Donald C. Burke.   Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by

BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles, including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open- and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Sarah E. Cogan.   Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the former Independent Trustees of the funds now known as Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund and the series of the Trusts now known as Virtus Investment Trust and Virtus Strategy Trust and as counsel to other independent trustees, investment companies and asset management firms. Ms. Cogan is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Deborah A. DeCotis.   Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings, The Helena Rubinstein Foundation and Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
F. Ford Drummond.   Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. Mr. Drummond is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Sidney E. Harris.   Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is Dean Emeritus and, until recently, was a Professor at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (2015 to 2021 and 1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019). He is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
John R. Mallin.   Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Connie D. McDaniel.   Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and has served as a member of the Georgia State University Robinson College of Business Board of Advisors since 2011. She is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/ trustee of open-end and closed-end funds managed by the Adviser and its affiliates, including serving as the chair of the board of many such funds.
Geraldine M. McNamara.   Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Brian T. Zino.   Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing closed-end investment companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Required Vote
The election of four Trustee Nominees to the Board of the Fund requires a plurality of the votes cast on the matter by the shareholders of the Fund at the Annual Meeting, provided a quorum is present. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Trustee Nominees are running unopposed, all four Trustee Nominees of the Fund are expected to be elected as Trustees, as all Trustee Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IN PROPOSALS 1a THROUGH 1d.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.
ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS
Leadership Structure of the Board of Trustees
The primary responsibility of the Board is to represent the interests of the Fund and to provide general oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Subadviser, and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
In addition to five regularly scheduled meetings per year, the Board expects to hold special meetings in person, via videoconference or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established standing committees to assist it in performing its oversight responsibilities, and each such committee has a chair. The Board may also designate working groups or ad hoc committees as it deems appropriate.
The Trustees of the Fund believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse a diverse, inclusive and equitable environment for the Board where all members are respected, valued and engaged. As a result, when identifying and recruiting new Trustees and considering Board composition, committee composition and leadership roles, the Governance and Nominating Committee shall consider, among other attributes, diversity of race, ethnicity, color, religion, national origin, age, gender, disability, sexuality, culture, thought and geography, as well as numerous other dimensions of human diversity.
Mr. McLoughlin serves as Chair of the Board. The Chair’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chair also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chair and Chief Executive Officer of the company that is now Virtus Investment Partners; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Fund, provides the Board with the Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Board’s Role in Risk Oversight
As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, valuation risks, operational risks, compliance risks, and legal and regulatory risks. As part of its overall activities, the Fund’s Board oversees the management of the Fund’s risk management structure by the Fund’s Adviser, Subadviser, administrator, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Fund’s Adviser, Subadviser, administrator, officers and/or legal counsel prepare regular reports to the Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chair or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and representatives of the Subadviser meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
The Board receives regular written reports from the Fund’s Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadviser, and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadviser that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In connection with its annual review of the Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadviser and administrator relating to their operational capabilities, financial conditions and resources, among other matters. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role. The Board also receives regular reports regarding risk oversight including with respect to liquidity and derivatives in the Fund’s portfolios.

Committees of the Board
The Board has established a number of standing committees to oversee particular aspects of the Fund’s management. As of the date of this proxy statement, the Fund has four committees: the Audit Committee, the Compliance Committee, the Governance and Nominating Committee and the Executive Committee. Prior to April 8, 2022, the Board had two Committees: the Audit Committee and the Nominating Committee (currently known as the Governance and Nominating Committee).
Audit Committee.   The Board has adopted a written charter for the Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are Connie D. McDaniel, Chair; Donald C. Burke; Deborah A. DeCotis; John R. Mallin; and Brian T. Zino. The Board has determined that each of Brian T. Zino, Donald C. Burke and Connie D. McDaniel possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated each of them as an Audit Committee financial expert for the Fund. Seven meetings of the Audit Committee were held during the year ended November 30, 2022.
In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/assets/files/17c/audit-committee-charter.pdf.
Compliance Committee.   The Board has adopted a written charter for the Fund’s compliance committee (the “Compliance Committee”). The Compliance Committee is responsible for overseeing the Fund’s compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Fund’s officers, including the Fund’s CCO, the Fund’s investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees, and its current members are: Geraldine M. McNamara, Chair; Sarah E. Cogan; F. Ford Drummond; Sidney E. Harris; and R. Keith Walton. Four meetings of the Compliance Committee were held during the year ended November 30, 2022.
Governance and Nominating Committee.   The Board has adopted a written charter for the Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating

Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 4% of the shares of a class of the Fund for which the Trustee nominee is submitted. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Governance and Nominating Committee is currently composed entirely of Independent Trustees; its current members are Brian T. Zino, Chair; Sarah E. Cogan; Sidney E. Harris, Philip R. McLoughlin; and R. Keith Walton. Four meetings of the Governance and Nominating Committee were held during the year ended November 30, 2022.
In accordance with proxy rules promulgated by the SEC, the Fund’s Governance and Nominating Committee charter is available at: https://www.virtus.com/assets/files/17b/gov-nom-committee-charter.pdf.
Executive Committee.   The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees, and its members are: Philip R. McLoughlin, Chair; Donald C. Burke; Deborah A. DeCotis; Sidney E. Harris; and Brian T. Zino. Three meetings of the Executive Committee were held during the year ended November 30, 2022.

Non-Trustee Officers of the Fund
The officers of the Fund are appointed by the Board. The officers receive no compensation from the Fund, but are also officers of Virtus or the Fund’s administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Fund, can be found above within the description of the Trustees’ background.
Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2022), EDF	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2022), EDF	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022), Assistant Vice President and Deputy Fund Chief Compliance Officer (April to May 2022), EDF	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2022), EDF	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2022), EDF	Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2022), EDF	Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2022), EDF	Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2022), EDF	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2022), EDF	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Thaker, Nikita K. YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2022) , EDF	Vice President, Mutual Fund Administration (since 2021) and Assistant Vice President, Mutual Fund Administration (2016 to 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and Section 30(h) of the 1940 Act require, among other persons, the officers and Trustees of the Fund, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and representations of certain Reporting Persons, the Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Information about the Fund’s Independent Registered Public Accountant
The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Fund’s financial statements for the year ended November 30, 2022, have been audited by Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm. PricewaterhouseCoopers LLP has been selected to perform the audit of the Fund’s financial statements for the fiscal year ending November 30, 2023. Representatives of Deloitte are not expected to be present at the Annual Meeting.
Audit Committee Report
The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund and operates under a written charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the audit of the Fund’s financial statements for the fiscal year ended November 30, 2022, the Audit Committee: (1) reviewed and discussed the Fund’s 2022 audited financial statements with Management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended in 2022.
The Audit Committee
Donald C. Burke
Deborah A. DeCotis
John R. Mallin
Connie D. McDaniel (Chairperson)
Brian T. Zino
The Audit Committee’s Pre-Approval Policies and Procedures
The Board has adopted policies and procedures with regard to the pre-approval of services provided by the Fund’s independent auditor. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by each Audit Committee. Each Audit Committee must also approve other non-audit services provided to each of the Fund and those non-audit services provided to the Fund’s affiliated service providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During the fiscal year ended November 30, 2022, all audit, audit-related, tax and non-audit services provided by the Fund’s independent registered public accounting firm to Stone Harbor Investment Partners LP, Stone Harbor Investment Partners LLC, the Adviser, the Subadviser, or any entity controlling, controlled by, or under common control with Stone Harbor Investment Partners LP, Stone Harbor Investment Partners LLC, the Adviser, or the Subadviser were pre-approved by the Fund’s Audit Committee. For more information about the Fund’s independent registered public accounting firm, see “Additional Information about the Annual Meeting and the Fund  —  Independent Auditors Fees.”
Shareholder Communications to the Trustees
The Board has adopted the following procedures for shareholders and other persons to send communications to the Board. Shareholders and other persons may mail written communications to the full Board, to committees of the Board or to specific individual Trustees in care of the Fund at 101 Munson Street, Greenfield, MA 01301, or in care of the Fund’s secretary at One Financial Plaza, Hartford, Connecticut 06103. All such communications received by the Fund or its secretary will be forwarded to the full Board, the relevant Board committee or the specific individual Trustee, as applicable, except that the Fund or its secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Beneficial Ownership of Securities
As of the Record Date, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Shares. As of March 31, 2023, the current Trustees owned Shares of the Fund in the following amounts:
Name of Trustee	Dollar Range of Equity Securities in EDF	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Independent Trustees
Donald C. Burke	$1 – $10,000	Over $100,000
Sarah E. Cogan	None	Over $100,000
Deborah A. DeCotis	None	Over $100,000
F. Ford Drummond	$1 – $10,000	Over $100,000
Sidney E. Harris	None	Over $100,000
John R. Mallin	$10,001 – $50,000	Over $100,000
Connie D. McDaniel	None	Over $100,000
Philip R. McLoughlin	None	Over $100,000
Geraldine M. McNamara	None	Over $100,000
R. Keith Walton	None	Over $100,000
Brian T. Zino	None	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board Meetings
Nine meetings of the Board were held during the year ended November 30, 2022.
During the year ended November 30, 2022, each Trustee of the Fund attended at least 75% of the total number of Board meetings and committee meetings of which such Trustee was a member.
The Fund has not established a policy with respect to Trustee attendance at annual shareholder meetings.
Compensation of Independent Trustees
At a meeting of shareholders of the Fund held on February 17, 2022, the current Trustees were elected for the Fund, effective April 8, 2022, in connection with Virtus Investment Partners, Inc.’s acquisition of Stone Harbor Investment Partners LP. Prior to April 8, 2022, Alan Brott, Glenn Marchak, Heath B. McLendon, Patrick Sheehan, Bruce Speca and Peter J. Wilby each served as a Trustee of the Fund.
The following table provides information regarding the aggregate compensation paid to Messrs. Brott, Glenn Marchak, McLendon, Sheehan and Speca (the “Former Independent Trustees”) for the fiscal year ended November 30, 2022, for serving as Trustees of the Fund and other funds formerly in the same Fund Complex as the Fund. The Former Independent Trustees did not receive any pension or retirement benefits from the Fund or other funds in the Fund Complex. Mr. Wilby was an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Stone Harbor and did not receive compensation from the Fund or other funds in the Fund Complex.
Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Stone Harbor Fund Complex(1)
Alan Brott	$3,878	$66,750
Glenn Marchak	$3,660	$63,000
Heath B. McLendon	$3,660	$63,000
Patrick Sheehan	$3,660	$63,000
Bruce Speca	$3,660	$63,000

(1)
The “Stone Harbor Fund Complex” for this purpose includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Total Income Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund and Stone Harbor Emerging Markets Debt Allocation Fund.

The following table provides information regarding the aggregate compensation paid to each current Independent Trustee and a former Advisory Board Member for the portion of the fiscal year ended November 30, 2022, beginning April 8, 2022, for serving as a Trustee and/or Advisory Board Member of the Fund and other funds in the same Fund Complex as the Fund. The Trustees do not currently receive any pension or retirement benefits from the Fund or other funds in the Fund Complex. The Interested Trustee does not receive compensation from the Fund or other funds in the Fund Complex.

Name of Trustee	Aggregate Compensation from EDF	Total Compensation from the Fund and Virtus Fund Complex(1)
Donald C. Burke	$1,392	$436,500
Sarah E. Cogan	$1,392	$365,000
Deborah A. DeCotis	$1,392	$355,000
F. Ford Drummond	$1,392	$360,000
Sidney E. Harris	$1,392	$340,000
John R. Mallin	$1,392	$340,000
Connie D. McDaniel	$1,392	$385,000
Philip R. McLoughlin	$4,097	$644,125
Geraldine M. McNamara	$1,392	$466,500
R. Keith Walton	$1,392	$355,000
Brian T. Zino	$1,392	$400,000
Advisory Member
William R. Moyer(2)	$2,817	$56,136

(1)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including the Subadviser, serves as investment adviser.Mr. Moyer and Mr. Rogers retired effective May 23, 2022.

(2)
Mr. Moyer retired effective May 23, 2022.

2. ISSUANCE OF COMMON SHARES
Synopsis
The Board of Trustees of Virtus Stone Harbor Emerging Markets Income Fund (“EDF” or the “Fund”) and of Virtus Stone Harbor Emerging Markets Total Income Fund (“EDI”) (each, a “Board”), including the trustees who are not interested persons of EDF or EDI, as defined in the 1940 Act (“Independent Trustees”), has approved the Agreement and Plan of Reorganization (the “Plan”). The reorganization of EDI with and into EDF would occur pursuant to the Plan (the “Reorganization”). EDI and EDF are also referred to herein as the “Acquiring Fund” and the “Acquired Fund,” respectively. The Fund as it would exist after the Reorganization is referred to herein as the “Combined Fund.”
Subject to shareholder approval of the issuance of EDF common shares by the shareholders of EDF, the Plan provides for:
•
the transfer of all of the assets of EDI to EDF, in exchange solely for shares of EDF;

•
the assumption by EDF of the liabilities of EDI;

•
the distribution of common shares of EDF to the shareholders of EDI; and

•
the complete liquidation of EDI.

It is expected that the Reorganization will occur after the close of business on or about August 4, 2023.
The aggregate net asset value (not the market value) of EDF common shares received by the shareholders of EDI in the Reorganization would equal the aggregate net asset value (not the market value) of EDI common shares held immediately prior to the Reorganization (although shareholders will receive cash for fractional shares). The market value of the common shares of the Combined Fund may be more or less than the market value of either the common shares of EDI or the common shares of EDF prior to the Reorganization.
Based on the NAV of each of EDF and EDI as of February 28, 2023, the exchange ratio at which common shares of EDI would have converted to common shares of the Combined Fund is 1.17 (i.e., assuming the Reorganization was consummated following the market close on February 28, 2023, an EDI shareholder would have received 1.17 shares of the Combined Fund for each EDI share held).
It is anticipated that there will be no portfolio transitioning in connection with the Reorganization. Accordingly, there are expected to be no transaction costs (including brokerage commissions, transaction charges and related fees)

associated with the Reorganization. However, to the extent there are any transaction costs, these will be borne by EDI with respect to any portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization.
EDF and EDI are substantially similar. The investment adviser of each is Virtus Alternative Investment Advisers, Inc. (the “Adviser” or “VAIA”), and the investment subadviser of each is Stone Harbor Investment Partners (“Stone Harbor”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VAIA. EDF’s portfolio management team primarily responsible for the day-to-day management of EDF’s portfolio consists of the same six portfolio managers who comprise EDI’s portfolio management team primarily responsible for the day-to-day management of EDI, and the same portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio. EDF and EDI have the same investment objective and similar principal investment strategies, principal risks, and investment restrictions and policies.
Each of EDF and EDI is governed by a Board of Trustees, consisting of the same twelve Trustees, eleven of whom are the same Independent Trustees.
The Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Seconded Amended and Restated Bylaws (“Bylaws”) of each of EDF and EDI are materially similar.
Each of EDF and EDI is (i) a closed-end management investment company registered under the 1940 Act, (ii) a Massachusetts business trust, and (iii)_a non-diversified management investment company. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the fund’s investment portfolio. The common shares of each of EDF and EDI are listed on the New York Stock Exchange.
Each of EDF and EDI may use leverage to the extent permitted by the 1940 Act. As of November 30, 2022, EDI had 27% aggregate financial leverage from reverse repurchase agreements as a percentage of its total assets. As of the same date, EDF had 29% aggregate financial leverage from the issuance of reverse repurchase agreements as a percentage of its total assets. EDF uses leverage primarily in the form of the issuance of reverse repurchase agreements. The Combined Fund anticipates using leverage similarly to EDF’s use thereof.
Each of EDF and EDI makes monthly distributions to its shareholders. Prior to the closing of the Reorganization, EDI expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes.
For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction.
Background and Reasons for the Reorganization
EDF and EDI have the same investment objective in that both seek to maximize total return. The Reorganization will allow shareholders of both funds to own a fund that is identical in style, and with a greater amount of assets. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for EDF, which could benefit shareholders of EDI.
At an in-person meeting held on March 1, 2023, the EDF Board, including a majority of the Independent Trustees, considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of EDF and its shareholders, and that the interests of existing shareholders of EDF will not be diluted as a result of the transactions contemplated by the Reorganization.
Before approving the Plan, the Board evaluated information provided with respect to the management of both funds and reviewed various factors about the funds and the proposed Reorganization. The Board noted that the funds have the same investment objective and similar investment strategies. They further noted that the Combined Fund’s pro forma fund operating expenses (excluding the costs of the Reorganization) were expected to be the lower than those for either fund individually.
The Board considered the relative asset size of each of EDF and EDI, including the benefits of investing in a fund with a higher combined level of assets for current shareholders of each. In addition, the Board considered, among other things:
•
the terms and conditions of the Reorganization;

•
other alternatives, including maintaining the status quo, modifications, or liquidating EDI;

•
the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•
the fact that the funds have the same investment objective and similar principal investment strategies;

•
that fact that the Reorganization would reduce the number of closed-end funds offering similar investment strategies in the market and would reduce the number of similar funds managed by VAIA;

•
the explanation from the Funds’ management that alternatives to the Reorganization had been considered, including modifications to the Funds, liquidation of one or both Funds, and maintaining the status quo;

•
the fact that the funds will share the expenses incurred in connection with the Reorganization pro rata based on assets under management;

•
the potential for the increase in assets to provide greater secondary market liquidity for the Combined Fund’s shares;

•
the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the funds;

•
the fact that EDF will assume all of the liabilities of EDI; and

•
the fact that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes.

During their consideration of the Reorganization, the Independent Trustees consulted with their independent legal counsel, as appropriate.
After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board concluded that the proposed Reorganization would be in the best interests of EDF and its shareholders and approved the Plan.
The determination of the Board of each of EDF and EDI was made on the basis of each trustee’s business judgment after consideration of all of the factors taken as a whole with respect to each of EDF and EDI, respectively, and their shareholders, although individual trustees may have placed different weight and assigned different degrees of materiality to various factors. In connection with the Reorganization, the Board requests that shareholders of the Fund approve the issuance of additional common shares (the “Issuance”). If approved, the Fund will issue the additional common shares and list them for trading on the NYSE. All other things being equal, the Reorganization will not result in any reduction of the net asset value of the Fund’s common shares, other than to reflect the costs of the Reorganization.
The Reorganization is contingent on the approval of the issuance of additional shares by the Fund’s shareholders. No other shareholder approvals are required to complete the Reorganization. If the Reorganization is consummated, EDI will be merged with and into the Fund. The Fund will acquire EDI’s assets and assume its liabilities, and shareholders of EDI will become shareholders of the Fund. In the Reorganization, shareholders of EDI will receive newly issued common shares of the Fund, par value $.00001 per share. EDI will then terminate its registration under the 1940 Act. The aggregate NAV (not the market value) of the Fund’s common shares received by EDI investors in the Reorganization will equal the aggregate NAV (not the market value) of EDI common shares held by EDI investors immediately prior to the Reorganization, less the portion of the costs of the Reorganization paid by EDI. The Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company with no change to its investment objectives or policies.
No gain or loss for federal income tax purposes will be recognized by the Fund or its shareholders pursuant to the Reorganization. The Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of the Fund. If the Reorganization is consummated, the Combined Fund will maintain the Fund’s management fee rate of 1.00% of the Fund’s Managed Assets, as defined below, provided that the advisory fee does not exceed 1.50% of the Fund’s net assets. Managed Assets are the average daily value of the fund’s total assets, including any assets attributable to any leverage used, minus the fund’s accrued liabilities, other than the fund liabilities incurred for any leverage.
It is expected that the Closing Date will be as of the close of August 4, 2023, and the Combined Fund will begin trading on August 7, 2023. It is anticipated that there will be no portfolio transitioning in connection with the Reorganization. Accordingly, there are expected to be no transaction costs (including brokerage commissions, transaction charges and related fees) associated with the Reorganization. To the extent there are any transaction costs, these will be borne by the Acquired Fund with respect to any portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization. As of November 30, 2022, the Acquired Fund had a short-term capital loss carryforward of approximately $41,883,000 and a long-term capital loss carryforward of $44,496,000. After the Reorganization, the capital losses will not expire but there will be a per year limit on the amount of the Acquired Fund’s pre-Reorganization capital losses that can be used to offset future post-Reorganization capital gains.
If the Issuance is not approved by the Fund’s shareholders, the Fund and EDI will continue as separate investment companies.
Terms of the Agreement and Plan of Reorganization
The following is a summary of the significant terms of the Plan and is qualified in its entirety by reference to the Plan (a form of which is attached as Appendix A to this Proxy Statement).

The Plan provides that all of the assets of EDI will be acquired by EDF in exchange for EDF shares and the assumption by EDF of all of the liabilities of EDI after the close of business on or about August 4, 2023, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, EDI will endeavor to discharge all of its known liabilities and obligations.
EDI will operate its business in the ordinary course until the Closing Date except as contemplated by the Plan, including the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. At or prior to the Closing Date, EDI will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
The number of shares of EDF to be received by the shareholders of EDI will be determined by dividing the value of the net assets of EDI by the net asset value of a share of EDF (with cash in lieu of fractional shares). These value computations will take place as of immediately after the close of business on the NYSE and after the declaration of any dividends at or prior to the Closing Date (the “Valuation Date”). The net asset value of EDF shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures of EDF.
Virtus Fund Services, LLC (“Virtus Fund Services”), the administrator for both funds, will compute the value of each fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures described in the Annual Report to Shareholders for EDF, and with applicable laws and regulations. The method of valuation employed will also be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.
Immediately after the transfer of its assets to EDF, EDI will liquidate and distribute pro rata to its shareholders as of the close of business on the Closing Date the shares of EDF received by EDI. The liquidation and distribution will be accomplished by the establishment of accounts in the names of EDI’s shareholders on the share records of EDF or its transfer agent. The aggregate net asset value of EDF’s shares to be credited to EDI shareholders will be equal to the aggregate net asset value of the EDI shares owned by such shareholders on the Closing Date (with cash in lieu of fractional shares). All issued and outstanding shares of EDI will simultaneously be canceled on the books of EDI. After these distributions and the winding up of its affairs, EDI will completely liquidate.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including accuracy of various representations and warranties, and receipt of an opinion of counsel. The Plan may be terminated (a) by the mutual agreement of the funds; (b) by either EDF or EDI if the Reorganization has not occurred on or before February 4, 2024, unless such date is extended by mutual agreement of both funds; or (c) by either fund if the other fund materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.
The expenses of the Reorganization, which are estimated to be $415,000, will be shared by EDF and EDI based on their respective net assets. If the Reorganization is not consummated, then the officers of EDF and EDI, or an affiliate, based on the reasons for not consummating the transaction, will agree on a reasonable allocation of expenses.
Comparison of the Fund and the Combined Fund
The Combined Fund will be managed by the same investment adviser as the Fund, which is Virtus Alternative Investment Advisers, Inc. (the “Adviser” or “VAIA”), and the same investment subadviser as the Fund, which is Stone Harbor Investment Partners (“Stone Harbor”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VAIA. The Combined Fund will be managed by the same six portfolio managers that comprise the Fund’s portfolio management team. The Combined Fund will have the same investment objective and similar principal investment strategies, principal risks, and investment restrictions and policies, as the Fund.
Below is a comparison of the fees and expenses of the Funds before and after the Reorganization. The pro forma information for the Combined Fund is as of November 30, 2022 and does not include the costs of the Reorganization. Pro forma combined fees and expenses are estimated in good faith and are hypothetical.
Below is a comparison of the fees and expenses of EDI and EDF, as compared with the pro forma fees and expenses of the Combined Fund. Future fees and expenses may be greater or lesser than those indicated below.

	EDI (Acquired Fund)	EDF (Acquiring Fund)	Pro Forma Combined Fund2
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Management Fees	1.44%	1.45%	1.45%
Administration Fees	0.18%	0.18%	0.14%
Other Expenses	0.50%	0.40%	0.24%
Total Annual Operating Expenses	2.12%	2.03%	1.83%
The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The example set forth below assumes shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by the Securities and Exchange Commission’s (“SEC”) regulations. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.
	1 Year	3 Years	5 Years	10 Years
Acquired Fund (EDI)	$22	$66	$114	$245
Acquiring Fund (EDF)	$21	$64	$109	$236
Pro Forma Combined Fund	$19	$58	$99	$215
Both EDI and EDF may use leverage to the extent permitted by the 1940 Act. Their strategies relating to its use of leverage may not be successful, and their use of leverage will cause their NAVs to be more volatile than they would otherwise be. There can be no guarantee that the funds will leverage their assets or, to the extent the funds utilize leverage, what percentage of their assets such leverage will represent.

2
There is no guarantee that actual expenses will be the same as those shown in the table. Pro forma numbers are estimated as if the Reorganization had been completed as of November 30, 2022 and do not include the estimated costs of the Reorganization.

As of November 30, 2022, EDI and EDF had aggregate financial leverage from reverse repurchase agreements as a percentage of their total assets as follows:
Leverage Ratio
EDI (Acquired Fund)	27%
EDF (Acquiring Fund)	29%
If the Reorganization had occurred on November 30, 2022, the leverage ratio for the Combined Fund would have been 29%.
The table below set forth the capitalization of EDI and EDF as of November 30, 2022, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date.
	EDI (Acquired Fund)	EDF (Acquiring Fund)	Adjustments	Pro Forma Combined Fund
Net Assets	$4,376,000	$71,322,000	$(415,000)(1)	$120,303,000
Common Shares Outstanding	9,982,728	17,102,279	1,762,410	28,847,417
Net Asset Value Per Share	$4.95	$4.17	—	$4.17

(1)
The expenses of the Reorganization are estimated to be $415,000.

Description of Common Shares to be Issued by the Fund
The Fund currently offers one class of shares. As a general matter, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of the Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.
The Fund’s Declaration of Trust authorizes an unlimited number of shares, par value $0.00001 per share. If Proposal 2 is approved by shareholders of the Fund and the Reorganization is consummated, the Fund will issue common shares to the shareholders of common shares of EDI based on the relative per share net asset value of the Fund and the net asset value of the assets of EDI, in each case as of the date of the Reorganization. Fund shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

As of March 31, 2023, the Fund had 17,176,885.605 common shares outstanding.
The Fund’s common shares are listed on the NYSE under the ticker symbol “EDF” and will continue to be so listed following the Reorganization.
Investors typically purchase and sell common shares of the Fund through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Fund through privately negotiated transactions with existing shareholders.
Accounting and Valuation Policies
The accounting and valuation policies of EDF and EDI are identical.
Required Vote
The affirmative vote of shareholders representing at least a majority of votes cast on the proposal, provided a quorum is present, is required to approve the issuance of additional common shares for the Reorganization. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”
THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ISSUANCE OF ADDITIONAL FUND COMMON SHARES IN CONNECTION WITH THE REORGANIZATION IN PROPOSAL 2.
VOTING REQUIREMENTS AND OTHER INFORMATION
Voting Requirements
Voting requirements for each proposal are outlined within the discussion supporting each respective proposal. For purposes of the Annual Meeting, a quorum for the Fund is present to transact business if the holders of 30% of the outstanding common shares of the Fund entitled to vote at the Annual Meeting are present in person (virtually) or by proxy.
Shares present in person (virtually) or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will also be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposals 1a-1d to elect Trustees, where the vote required to approve is the affirmative vote of a percentage of votes cast, broker non-votes or abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue. With respect to Proposal 2 to issue additional common shares, under NYSE rules, abstentions will be considered as votes cast and, accordingly, will have the same effect as votes “against” the Proposal. Broker non-votes will not be considered as votes cast and, accordingly, will have no effect on the outcome of Proposal 2.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation for each Proposal.
Adjournment
If a quorum is not present in person (virtually) or by proxy at the time the Annual Meeting is called to order, or there are not sufficient votes to approve a proposal, the chair of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting if the chair determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING
AND THE FUND
Further Information About Voting and the Annual Meeting
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
In the event that the Fund solicits votes by having calls placed by officers or employees of the Fund and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by the representatives of the proxy solicitation firm receiving telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MAV29SY on May 22, 2023 at 4:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 17, 2023.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the virtual meeting room prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending (virtually) and voting at the Annual Meeting. Merely attending the Annual Meeting (virtually), however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on March 31, 2023, as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each Share held and a fractional vote with respect to each fractional Share with no cumulative voting rights.
Expenses and Proxy Solicitation
The Fund will bear the expense of the Annual Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Annual Meeting and this Proxy Statement, unless certain expenses are attributable to the Reorganization in which case such expenses will be shared between the Fund and EDI pro rata based on assets. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund’s Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm. The Fund’s officers will not receive any additional compensation for such solicitation, though a proxy solicitation firm (if one is used) will. The Fund will bear 100% of solicitation costs, if any.
Unless the Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. The Proxy Statement is also available at https://www.proxy-direct.com/vir-33238.
Adviser and Subadviser
Virtus Alternative Investment Advisers, Inc. (the “Adviser”) acts as investment adviser to the Fund. The Adviser is responsible for overseeing the investment management and administration services provided to the Fund. The Adviser is located at One Financial Plaza, Hartford, CT 06103. The Adviser has delegated the day-to-day portfolio management of the Fund to one Subadviser: Stone Harbor Investment Partners, an operating division of Virtus Fixed Income Advisers, LLC (the “Subadviser”), an affiliate of the Adviser and, like the Adviser, an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Subadviser has offices at 31 West 52nd Street, 16th Floor, New York, New York 10019, and One Financial Plaza, Hartford, Connecticut 06103.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”) serves as the administrator for the Fund. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. The Administrator is an indirect wholly owned subsidiary of Virtus.
Independent Auditors Fees
The aggregate fees paid to Deloitte in connection with the Fund’s annual audit for fiscal years 2021 and 2022 were as follows:
	EDF
	Fiscal year ended November 30, 2022	Fiscal year ended November 30, 2021
Audit Fees	$55,900	$55,900
Audit-Related Fees*	$0	$0
Tax Fees**	$5,000	$5,000
All Other Fees	$0	$0

*
“Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of the Fund’s tax provision and Regulated Investment Company qualification in connection with audits of the Fund’s financial statements, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income and excise tax returns.

All of the services described in the table above were approved by the Fund’s Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s last two fiscal years on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of March 31, 2023, to the best of the Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund’s Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Common Shares of EDF	Morgan Stanley 1585 Broadway New York, NY 10036	1,502,636	8.75%
Common Shares of EDF	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,298,114	7.56%
Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, the Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at https://www.proxy-direct.com/vir-33238. These Proxy Materials will be available on the internet through the day of the Annual Meeting and any adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or either Fund’s Charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals
Shareholder proposals intended to be presented at the annual meeting of shareholders to be held in 2024 must be received by the Fund no later than 5:00 p.m. Eastern Time, on March 3, 2024, in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must have been so delivered by the later of 5:00 p.m. Eastern Time on the 45th day prior to the date of such annual meeting or the tenth business day following the day on which public announcement of the date of such meeting is first made. Subject to the above, the Fund’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Trustee nominations) before the annual meeting of shareholders to be held in 2024, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary, in care of the Fund, at 101 Munson Street, Greenfield, MA 01301-9668, between February 17, 2024, and 5:00 p.m. Eastern Time on March 3, 2024.
For additional requirements, shareholders may refer to the Bylaws of the Fund, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting.
Incorporation by Reference
The document listed below is incorporated by reference into this Proxy Statement and deemed to be part of this Proxy Statement:
•
the Annual Report to shareholders of the Fund for the fiscal period ended November 30, 2022 (Investment Company Act File No. 811-22473; Accession Number 0001193125-23-025618).

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:
By Phone:
(866) 270-7788

By Mail:
Virtus Funds
c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078

By Internet:
www.Virtus.com

Other Matters
The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Very truly yours,
JENNIFER S. FROMM
Secretary

Virtus Stone Harbor Emerging Markets Income Fund
April 11, 2023

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2023 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MAV29SY on May 22, 2023 at 4:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Stone Harbor Emerging Markets Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Stone Harbor Emerging Markets Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. EDF_33238_041023 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VIRTUAL MEETING at the following Website: www.meetnow.global/MAV29SY on May 22 at 4:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held virtually on May 22, 2023 The Proxy Statement is available at: https://www.proxy-direct.com/vir-33238 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1a, 1b, 1c and 1d and a vote “FOR” the issuance of additional common shares of beneficial interest of Virtus Stone Harbor Emerging Markets Income Fund in proposal 2. 1a. Election of Trustee (Class III): FOR WITHHOLD 01. F. Ford Drummond 1b. Election of Trustee (Class III): FOR WITHHOLD 01. Sidney E. Harris 1c. Election of Trustee (Class III): FOR WITHHOLD 01. Philip R. McLoughlin 1d. Election of Trustee (Class III): FOR WITHHOLD 01. Geraldine M. McNamara 2. To consider and vote upon the issuance of additional common shares of beneficial interest of Virtus Stone Harbor Emerging Markets Income Fund in connection with the reorganization of Virtus Stone Harbor Emerging Markets Total Income Fund with and into Virtus Stone Harbor Emerging Markets Income Fund. 3. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EDF 33238 xxxxxxxx / /